                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                __________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                September 7, 2001

                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Nevada                        1-8865                  88-0200415
-----------------------------    --------------------------  -------------------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
        of Incorporation)                                    Identification No.)

         2724 North Tenaya Way
             Las Vegas, Nevada                                      89128
------------------------------------------------              -----------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (702) 242-7000

                        Item 9. Regulation FD Disclosure

On Thursday,  September 13, 2001,  members of senior management of Sierra Health
Services,  Inc.,  or Sierra,  are  scheduled to present at the 2001 Bear Stearns
Health  Care  Conference.   Sierra's   presentation  is  expected  to  begin  at
approximately  10:00 a.m.,  Eastern  Time.  Investors,  analysts and the general public are  invited to listen to a live  webcast of this  presentation  over the
Internet by visiting the investors page of our website at www.sierrahealth.com.

Anyone  listening to Sierra  management  presentations  will be presumed to have read Sierra's  Annual Report on Form 10-K for the year ended  December 31, 2000, and Quarterly Reports on Form 10-Q for the periods ended March 31, 2001 and June
30, 2001.  Listeners should review  cautionary  statements  under  "Management's
Discussion and Analysis of Financial Condition and Results of Operations."

Any statements made or issued that are not historical facts are  forward-looking and should be  considered  in  connection  with  certain  cautionary  statements contained  in our  Current  Report  on Form  8-K  dated  March  20,  2001.  Such statements  are made  pursuant to the "safe  harbor"  provisions  of the Private
Securities  Litigation  Reform Act of 1995 and identify  important  risk factors that could cause our actual results to differ materially from those expressed in any projected, estimated or forward-looking statements relating to Sierra.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           SIERRA HEALTH SERVICES, INC.
                                     -----------------------------------
                                           (Registrant)

Date:  September 7, 2001                   /S/ PAUL H. PALMER
                                    -----------------------------------
                                           Paul H. Palmer
                                           Vice President
                                           Chief Financial Officer and Treasurer
                                           (Chief Accounting Officer)